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                                                                    Exhibit 23.1




               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 12, 1999, included in the Proxy Statement of Genetic MicroSystems, Inc., that is made a part of Amendment No. 2 to the Registration Statement (Form S-4) and related Prospectus of Affymetrix, Inc. for the registration of shares of its common stock.



/s/ ERNST & YOUNG LLP



Boston, Massachusetts
December 8, 1999